FOR MONEY MARKETS

DELAWARE CASH RESERVE

(various photos demonstrating service and guidance, professional management and goals)

SERVICE AND GUIDANCE

PROFESSIONAL MANAGEMENT

1999
ANNUAL REPORT

GOALS


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

COMMITMENT

A COMMITMENT
TO OUR INVESTORS

(photo of keyboard)

(photo of illustration
 from Money Market Brochure)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions including some of America's largest pension funds reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware manages approximately $45 billion as of March 31, 1999, in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

DELAWARE CASH RESERVE OBJECTIVE


To provide maximum current income while preserving principal and maintaining liquidity.

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS               PAGE   1
PORTFOLIO MANAGER'S REVIEW           PAGE   2
PERFORMANCE SUMMARY                  PAGE   4
STATEMENT OF NET ASSETS              PAGE   5
FINANCIAL HIGHLIGHTS                 PAGE   8

MONEY MARKET

APRIL 12, 1999

                                                                       for money
                                                                        markets
                                                                           1


DEAR SHAREHOLDER:

DURING THE 12 MONTHS ENDED March 31, 1999, Delaware Cash Reserve provided a total return of 4.61% (Class A shares with dividends reinvested). This handily beat inflation as shown below.

   Three times during the fall of 1998, the Federal Reserve Board reduced its target for short-term interest rates, the first changes in monetary policy in nearly three years. The Federal Reserve's Open Market Committee lowered the federal funds rate (the interest rate charged between banks for overnight loans) by a total of 0.75%, citing "increasing weakness in foreign economies and less accommodative financial conditions domestically."

   Any change in short-term interest rates directly affects a money market fund's income potential -- in general, lower rates mean lower yields, and higher rates mean higher yields. Anticipating the rate reduction, Delaware Cash Reserve's Portfolio Manager, Cynthia I. Isom, modestly extended the Fund's average maturity during the second and third quarters of 1998. This extension carried over into the first quarter of 1999. Average maturity stood at 55 days as of March 31, 1999.

   Delaware Cash Reserve continues to invest in high quality money market securities while striving to maximize income, preserve principal and maintain liquidity. As of March 31, 1999, your Fund delivered an annual total return more than twice the rate of inflation. This helped not only preserve, but modestly increase the purchasing power of your investment dollars. We thank you for your continued confidence in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------------------         -------------------------------------
Wayne A. Stork                            David K. Downes
Director of the Fund                      Executive Vice President and
Chairman, Delaware Management             Chief Operating Officer
Holdings, Inc.                            Delaware Investments Family of Funds

AS OF MARCH 31, 1999, YOUR FUND DELIVERED AN ANNUAL TOTAL RETURN MORE THAN TWICE THE RATE OF INFLATION.

TOTAL RETURN
--------------------------------------------------------------------------------
APRIL 1, 1998 TO MARCH 31, 1999

Delaware Cash Reserve A Class                                   4.61%
U.S. Consumer Price Index                                       1.73%

All fund performance shown above includes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. Performance and yield of other Fund classes, shown on page 4, varies due to different expenses.

for money
 markets
    2


PORTFOLIO MANAGER'S REVIEW

(photo of couple talking to a financial adviser)


CYNTHIA I. ISOM
Vice President, Portfolio Manager

OVERVIEW

The autumn of 1998 was a difficult time for many investors. The Asian crisis came to the forefront and financial markets were very volatile. The Federal Reserve Board reduced interest rates in September, October and November to increase liquidity and improve confidence in the economy and the investment markets.

   The markets have calmed considerably since the fall. In our view, the U.S. economy remains healthy, and that strength appears to be overflowing into global economies, even to emerging markets regions such as Asia and Latin America.

INVESTMENT STRATEGY

To safeguard and maintain income potential in the midst of uncertain markets, we continued to invest primarily in money market instruments with the highest credit ratings. In addition, we modestly extended the Fund's average maturity.

   When the Federal Reserve eased interest rates last autumn, we decided to extend the Fund's maturity to help safeguard the Fund's income potential. While the Securities and Exchange Commission (SEC) permits money market funds to have a maturity as long as 90 days, we believed it was prudent to stay within a 70-day maturity. We extended average maturity from a 40-day range to approximately 70 days. As market conditions improved in the fourth quarter, we steadily reigned in the Fund's maturity. As of March 31, the average weighted maturity was 55 days, eight days longer than March 31, 1998. We see maturity staying within this range -- and only plan to extend when we see a significant yield advantage in doing so.

   As of March 31, 1998, the Fund had 69.7% of its net assets in commercial paper. We slightly increased that allocation to 71.4% of net assets in commercial paper as of March 31, 1999. Commercial paper is a short-term debt obligation issued by corporations and banks. For investors, commercial paper provides the flexibility and safety of an instrument that is issued only by top-rated concerns and is nearly always backed by bank lines of credit.

                                                                       for money
                                                                        markets
                                                                           3


OUTLOOK

Improved global liquidity and a robust U.S. economy has many investors fearful that the Federal Reserve may raise interest rates. These fears were heightened on May 14, when the government reported that consumer prices rose by 0.7% in April, the largest monthly increase since 1990. The Federal Open Market Committee recently met on May 18, and left interest rates unchanged. They did, however, announce a change in their policy bias towards raising interest rates in the future. We intend to keep a watchful eye on this situation in the months ahead and position the portfolio accordingly.


PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
AS OF MARCH 31, 1999

Medium-Term Notes            0.8%
Federal Agency Securities    1.5%
Certificates of Deposit      9.0%
Short-Term Time Deposits    13.5%
Other                        3.8%
Commercial Paper            71.4%



THE ROLE OF A MONEY MARKET FUND
IN YOUR PORTFOLIO

Money market mutual funds, like Delaware Cash Reserve, invest in short-term obligations from corporations and/or from state or federal governments. They offer investors certain potential benefits:

o Money market funds are managed to minimize risk to principal.

o These types of mutual funds can be used as an interim investment while you gradually invest your savings in longer term growth-oriented investments.

o Because they strive to maintain a fixed share price while providing regular income, money market funds can help cushion your portfolio during times of market volatility.

The flexibility and current income that money market funds can provide make them a good short term investment. Investors should be aware, however, that money market funds are not FDIC insured or bank guaranteed. They have the potential to lose value.

   We encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio. Talk to your financial adviser about how Delaware Investments' wide spectrum of equity and fixed-income mutual funds may complement your investment in Delaware Cash Reserve, helping you build wealth and protect it from the long-term impact of inflation and taxes. With headquarters in Philadelphia and an affiliate in London, Delaware Investments offers you over 70 years of investment management experience. Find out how we can help you shape your future today.

for money
 markets
    4


PERFORMANCE SUMMARY


DELAWARE CASH RESERVE'S TOTAL RETURN ADVANTAGE OVER INFLATION

GROWTH OF A $10,000 INVESTMENT JUNE 30, 1978 TO MARCH 31, 1999

                 DELAWARE CASH RESERVE CLASS A         U.S. CONSUMER PRICE INDEX
PERIOD END       MARKET VALUE                          MARKET VALUE
--------------------------------------------------------------------------------

 6/30/78         $10,000                               $10,000
12/31/78         $10,410                               $10,389
12/31/79         $11,572                               $11,772
12/31/80         $13,099                               $13,231
12/31/81         $15,405                               $14,414
12/31/82         $17,371                               $14,972
12/31/83         $18,897                               $15,540
12/31/84         $20,843                               $16,155
12/31/85         $22,505                               $16,764
12/31/86         $23,934                               $16,953
12/31/87         $25,427                               $17,701
12/31/88         $27,195                               $18,478
12/31/89         $29,580                               $19,337
12/31/90         $31,878                               $20,518
12/31/91         $33,731                               $21,146
12/31/92         $34,844                               $21,753
12/31/93         $35,645                               $22,358
12/31/94         $36,834                               $22,956
12/31/95         $38,717                               $23,523
12/31/96         $40,508                               $24,321
12/31/97         $42,423                               $24,735
12/31/98         $44,440                               $25,180
 3/31/99         $44,886                               $25,301

The chart assumes $10,000 invested on June 30, 1978. The initial investment was not subject to sales charges. Past performance is not a guarantee of future results. The U.S. Consumer Price Index represents average annualized consumer inflation as calculated by the U.S. government. Performance of other Fund classes vary due to different charges and expenses.

DELAWARE CASH RESERVE PERFORMANCE
--------------------------------------------------------------------------------
RETURNS THROUGH MARCH 31, 1999

                                                                                                             30 DAY YIELD
                                                              LIFETIME   TEN YEARS   FIVE YEARS    ONE YEAR    (3/31/99)
--------------------------------------------------------------------------------------------------------------------------
Class A (Est. 6/30/78)                                         +7.51%      +4.93%       +4.62%      +4.61%       +4.12%
--------------------------------------------------------------------------------------------------------------------------
Consultant Class (Est. 3/10/88)                                +7.36%      +4.67%       +4.37%      +4.35%       +3.87%
--------------------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +3.62%                               +3.57%       +3.12%
   Including Sales Charge                                      +3.26%                               -0.43%       +3.12%
--------------------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +3.67%                               +3.58%       +3.12%
   Including Sales Charge                                      +3.67%                               +2.58%       +3.12%
--------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND YIELD WILL FLUCTUATE. ALL PERFORMANCE REFLECTS REINVESTMENT OF DIVIDENDS. AN INVESTMENT IN DELAWARE CASH RESERVE IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN DELAWARE CASH RESERVE.

CLASS A shares are available without sales charges or any 12b-1 fee. Consultant Class performance after March 10, 1988 reflects the impact of a 12b-1 fee.

CLASS B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

CLASS C shares are subject to a 1% annual distribution and service fee and will be subject to a deferred sales charge of up to 1% if redeemed within the first 12 months.

Delaware Cash Reserve Class B and Class C shares are available only as part of an overall investment program using other Class B or Class C funds. Direct investment into Delaware Cash Reserve Class B or Class C may be made only when establishing a Wealth Builder plan. Performance excluding sales charge for Class B and Class C assumes investment was either not redeemed or that contingent sales charges did not apply.

                                                             for money markets 5

FINANCIAL STATEMENTS

DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                   -----------       -----------
COMMERCIAL PAPER - 71.44%
FINANCIAL - 47.61%
Allianz of America
   4.86% 04/23/99 ..........................       $10,000,000       $ 9,970,300
   4.87% 04/09/99 ..........................         5,000,000         4,994,589
BankAmerica
   4.75% 07/22/99 ..........................        10,000,000         9,852,222
   4.82% 08/16/99 ..........................         7,000,000         6,871,601
   4.89% 09/20/99 ..........................        10,000,000         9,766,367
BTR Dunlop
   4.80% 04/26/99 ..........................        10,000,000         9,966,667
Ciesco
   4.80% 04/08/99 ..........................         5,000,000         4,995,333
   4.80% 04/14/99 ..........................        10,000,000         9,982,667
   4.82% 04/14/99 ..........................        10,000,000         9,982,594
   4.87% 05/12/99 ..........................           976,000           970,587
Corporate Asset Funding
   4.85% 04/13/99 ..........................        10,000,000         9,983,833
   4.85% 05/12/99 ..........................         8,000,000         7,955,811
   4.88% 04/08/99 ..........................        10,000,000         9,990,511
Den Danske Corporation
   4.86% 06/14/99 ..........................        10,000,000         9,900,100
Fleet Funding
   4.86% 04/23/99 ..........................         5,000,000         4,985,150
   4.90% 04/07/99 ..........................         3,300,000         3,297,305
General Electric Capital
   4.85% 06/14/99 ..........................         5,000,000         4,950,153
   4.87% 04/15/99 ..........................        10,000,000         9,981,061
   4.89% 06/22/99 ..........................        10,000,000         9,888,617
Harvard University
   4.80% 04/26/99 ..........................        10,000,000         9,966,667
ING America Insurance Holding
   4.84% 04/22/99 ..........................        10,000,000         9,971,767
   4.85% 05/12/99 ..........................        10,000,000         9,944,764
Leland Stanford JR University
   4.85% 08/26/99 ..........................         8,000,000         7,841,567
Metlife Funding
   4.84% 04/27/99 ..........................        10,000,000         9,965,044
National Australia Funding
   5.03% 04/01/99 ..........................        25,000,000        25,000,000
Prudential Finance (Jersey)
   4.80% 07/15/99 ..........................        10,000,000         9,860,000
Swiss Re Financial Products
   4.82% 07/08/99 ..........................         9,000,000         8,881,910
   4.83% 05/17/99 ..........................         9,000,000         8,944,455
   4.84% 06/11/99 ..........................         7,000,000         6,933,181
   4.88% 04/08/99 ..........................         5,000,000         4,995,256
Teco Finance Inc. ..........................
   4.80% 04/27/99 ..........................        10,000,000         9,965,333

--------------------------------------------------------------------------------

                                                    PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                   -----------       -----------
COMMERCIAL PAPER (CONTINUED)
FINANCIAL (CONTINUED)


UBS Finance Corp. ..........................
   4.85% 04/12/99 ..........................      $ 10,000,000      $  9,985,181
   4.90% 10/04/99 ..........................        10,000,000         9,746,833
Vereinsbank Financial
   4.87% 04/16/99 ..........................        10,000,000         9,979,708
Westpac Capital
   4.80% 06/10/99 ..........................         5,000,000         4,953,333
   4.82% 04/08/99 ..........................        10,000,000         9,990,628
                                                                    ------------
                                                                     315,211,095
                                                                    ------------

INDUSTRIAL - 10.10%
Clorox
   4.83% 05/10/99 ..........................        10,000,000         9,947,675
Daimler Benz
   5.00% 04/23/99 ..........................        10,000,000         9,969,444
Eaton
   4.78% 09/24/99 ..........................        10,000,000         9,766,311
Henkel
   4.74% 07/20/99 ..........................        11,000,000        10,840,683
   4.85% 04/22/99 ..........................         7,000,000         6,980,196
US Borax
   4.83% 06/18/99 ..........................        10,000,000         9,895,350
Washington Post
   4.90% 04/09/99 ..........................         9,500,000         9,489,656
                                                                    ------------
                                                                      66,889,315
                                                                    ------------

MORTGAGE BANKERS & BROKERS - 13.73%
Bear Stearns
   4.77% 06/10/99 ..........................        10,000,000         9,907,250
   4.87% 04/22/99 ..........................        10,000,000         9,971,592
   4.875% 07/19/99 .........................         5,000,000         4,926,198
Credit Suisse First Boston
   4.76% 07/22/99 ..........................        10,000,000         9,851,911
   4.80% 08/04/99 ..........................        10,000,000         9,833,333
   4.81% 08/03/99 ..........................         7,000,000         6,884,026
Goldman Sachs
   4.84% 07/29/99 ..........................        10,000,000         9,840,011
Morgan (JP)
   4.90% 10/04/99 ..........................        10,000,000         9,746,833
Morgan Stanley Dean Witter
   4.81% 05/17/99 ..........................        10,000,000         9,938,539
   4.84% 04/21/99 ..........................        10,000,000         9,973,111
                                                                    ------------
                                                                      90,872,804
                                                                    ------------
TOTAL COMMERCIAL PAPER .....................                         472,973,214
                                                                    ------------

6 for money markets

DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                   -----------       -----------
CERTIFICATES OF DEPOSIT - 8.99%
Commerzbank
   5.085% 02/16/00 ...........................      $ 8,500,000      $ 8,497,478
First National Bank of Chicago
   4.90% 07/06/99 ............................       10,000,000       10,000,000
Harris Trust & Savings
   4.84% 05/24/99 ............................       10,000,000       10,000,000
Rabobank Nederland
   5.59% 04/06/99 ............................        6,000,000        5,999,859
   5.75% 04/27/99 ............................        5,000,000        4,999,829
WestDeutsche L.B .............................
   4.88% 06/17/99 ............................       10,000,000       10,000,000
Wilmington Trust
   4.89% 06/23/99 ............................       10,000,000       10,000,000
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSITS ...............                        59,497,166
                                                                     -----------

FEDERAL AGENCY - 1.51%
Federal National Mortgage Association
   4.76% 04/06/99 ............................       10,000,000        9,993,389
                                                                     -----------
TOTAL FEDERAL AGENCY .........................                         9,993,389
                                                                     -----------

MEDIUM-TERM NOTES - 0.76%
Abbey National Treasury
   5.64% 07/15/99 ............................        5,000,000        5,004,419
                                                                     -----------
TOTAL MEDIUM-TERM NOTES ......................                         5,004,419
                                                                     -----------

SHORT-TERM TIME DEPOSITS - 13.46%
Branch Banking & Trust
   5.00% 04/01/99 ............................       14,138,000       14,138,000
Chase Manhattan Bank
   5.0625% 04/01/99 ..........................       25,000,000       25,000,000
Citibank
   5.0625% 04/01/99 ..........................       25,000,000       25,000,000
Suntrust Bank
   5.00% 04/01/99 ............................       25,000,000       25,000,000
                                                                     -----------
TOTAL SHORT-TERM TIME DEPOSITS ...............                        89,138,000
                                                                     -----------

--------------------------------------------------------------------------------

                                                                     MARKET
                                                                     VALUE
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES - 96.16%
   (cost $636,606,188)* .....................................    $   636,606,188
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 3.84%** ....................................         25,416,671
                                                                 ---------------
NET ASSETS APPLICABLE TO 662,022,859 SHARES
   ($0.001 PAR VALUE) OUTSTANDING - 100.00% .................    $   662,022,859
                                                                 ===============

NET ASSET VALUE - DELAWARE CASH RESERVE A CLASS
   ($588,248,798 / 588,248,798 SHARES) ................................    $1.00
                                                                           =====
NET ASSET VALUE - DELAWARE CASH RESERVE B CLASS
   ($19,908,743 / 19,908,743 SHARES) ..................................    $1.00
                                                                           =====
NET ASSET VALUE - DELAWARE CASH RESERVE C CLASS
   ($11,133,554 / 11,133,554 SHARES) ..................................    $1.00
                                                                           =====
NET ASSET VALUE - DELAWARE CASH RESERVE CONSULTANT CLASS
   ($42,731,764 / 42,731,764 SHARES) ..................................    $1.00
                                                                           =====
---------------------
 * Also the cost for federal income tax purposes.
** Of this amount, $33,118,127 represents subscriptions receivable at March 31, 1999.

                             See accompanying notes
                                                             for money markets 7

DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ...........................................                 $33,297,490
                                                                     -----------

EXPENSES:
Management fees ....................................   $3,028,442
Dividend disbursing and transfer agent fees
   and expenses ....................................    1,922,424
Distribution expense ...............................      311,779
Accounting and administration ......................      241,150
Reports and statements to shareholders .............      131,200
Registration fees ..................................       88,141
Directors' fees ....................................       18,314
Professional fees ..................................        7,856
Taxes (other than taxes on income) .................        3,000
Other ..............................................      119,958
                                                       -----------
                                                                       5,872,264
                                                                     -----------
NET INVESTMENT INCOME ..............................                  27,425,226
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................                 $27,425,226
                                                                     ===========

                             See accompanying notes

DELAWARE GROUP CASH RESERVE, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                        3/31/99            3/31/98
                                                    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ...........................   $    27,425,226    $    27,978,641
                                                    ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................       (24,857,705)       (26,242,787)
   B Class ......................................          (542,381)          (297,746)
   C Class ......................................          (242,117)          (109,751)
   Consultant Class .............................        (1,783,023)        (1,328,357)
                                                    ---------------    ---------------
                                                        (27,425,226)       (27,978,641)
                                                    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................     1,978,969,758      3,429,116,792
   B Class ......................................       117,999,348         65,522,239
   C Class ......................................       155,854,545         46,237,917
   Consultant Class .............................       485,552,242        475,319,290
Netasset value of shares issued upon reinvestment
   of dividends from net investment income:
   A Class ......................................        21,171,773         23,567,546
   B Class ......................................           412,827            227,339
   C Class ......................................           202,957             94,442
   Consultant Class .............................         1,429,128          1,095,988
                                                    ---------------    ---------------
                                                      2,761,592,578      4,041,181,553
                                                    ---------------    ---------------
Cost of shares repurchased:
   A Class ......................................    (1,936,369,808)    (3,523,084,265)
   B Class ......................................      (105,025,829)       (72,215,007)
   C Class ......................................      (148,625,680)       (45,429,174)
   Consultant Class .............................      (484,286,277)      (459,846,745)
                                                    ---------------    ---------------
                                                     (2,674,307,594)    (4,100,575,191)
                                                    ---------------    ---------------

Increase (decrease) in net assets derived from
   capital share transactions ...................        87,284,984        (59,393,638)
                                                    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...........        87,284,984        (59,393,638)
                                                    ---------------    ---------------

NET ASSETS:
Beginning of year ...............................       574,737,875        634,131,513
                                                    ---------------    ---------------
End of year .....................................   $   662,022,859    $   574,737,875
                                                    ===============    ===============

                             See accompanying notes

8 for money markets

DELAWARE GROUP CASH RESERVE, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             DELAWARE CASH RESERVE A CLASS
                                                               --------------------------------------------------------
                                                                                      YEAR ENDED
                                                              3/31/99     3/31/98      3/31/97     3/31/96      3/31/95
Net asset value, beginning of year .......................     $1.000      $1.000       $1.000      $1.000       $1.000
                                                               ------      ------       ------      ------       ------

Income from investment operations:
   Net investment income .................................      0.045       0.048        0.045       0.049        0.039
                                                               ------      ------       ------      ------       ------
   Total from investment operations ......................      0.045       0.048        0.045       0.049        0.039
                                                               ------      ------       ------      ------       ------

Less dividends:
   Dividends from net investment income ..................     (0.045)     (0.048)      (0.045)     (0.049)      (0.039)
                                                               ------      ------       ------      ------       ------
   Total dividends .......................................     (0.045)     (0.048)      (0.045)     (0.049)      (0.039)
                                                               ------      ------       ------      ------       ------

Net asset value, end of year .............................     $1.000      $1.000       $1.000      $1.000       $1.000
                                                               ======      ======       ======      ======       ======

Total return .............................................      4.61%       4.88%        4.61%       5.01%        4.01%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .................   $588,249    $524,477     $594,877    $585,485     $605,993
   Ratio of expenses to average net assets ...............      0.90%       0.88%        0.88%       0.95%        1.01%
   Ratio of net investment income to average net assets ..      4.51%       4.78%        4.52%       4.90%        3.91%

                                                                           DELAWARE CASH RESERVE B CLASS
                                                               --------------------------------------------------------
                                                                                                                PERIOD
                                                                                                                5/2/94
                                                                               YEAR ENDED                         TO
                                                              3/31/99     3/31/98      3/31/97     3/31/96     3/31/95(1)
Net asset value, beginning of period .....................     $1.000      $1.000       $1.000      $1.000       $1.000

Income from investment operations:
   Net investment income .................................      0.035       0.038        0.035       0.039        0.028
                                                               ------      ------       ------      ------       ------
   Total from investment operations ......................      0.035       0.038        0.035       0.039        0.028
                                                               ------      ------       ------      ------       ------

Less dividends:
   Dividends from net investment income ..................     (0.035)     (0.038)      (0.035)     (0.039)      (0.028)
                                                               ------      ------       ------      ------       ------
   Total dividends .......................................     (0.035)     (0.038)      (0.035)     (0.039)      (0.028)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period ...........................     $1.000      $1.000       $1.000      $1.000       $1.000
                                                               ======      ======       ======      ======       ======

Total return(3) ..........................................      3.57%       3.84%        3.58%       3.97%        3.10%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $19,908      $6,522      $12,988      $8,127       $1,088
   Ratio of expenses to average net assets ...............      1.90%       1.88%        1.88%       1.95%        2.01%
   Ratio of net investment income to average net assets ..      3.51%       3.78%        3.52%       3.90%        2.91%

                          [restubbed from table above]

                                                                        DELAWARE CASH RESERVE C CLASS
                                                                 -------------------------------------------
                                                                                                     PERIOD
                                                                                                    11/29/95
                                                                          YEAR ENDED                   TO)
                                                                3/31/99     3/31/98      3/31/97     3/31/96(2)
Net asset value, beginning of period .....................       $1.000       $1.000      $1.000      $1.000

Income from investment operations:
   Net investment income .................................        0.035        0.038       0.035       0.012
                                                                 ------       ------      ------      ------
   Total from investment operations ......................        0.035        0.038       0.035       0.012
                                                                 ------       ------      ------      ------

Less dividends:
   Dividends from net investment income ..................       (0.035)      (0.038)     (0.035)     (0.012)
                                                                 ------       ------      ------      ------
   Total dividends .......................................       (0.035)      (0.038)     (0.035)     (0.012)
                                                                 ------       ------      ------      ------

Net asset value, end of period ...........................       $1.000       $1.000      $1.000      $1.000
                                                                 ======       ======      ======      ======

Total return(3) ..........................................        3.58%        3.84%       3.58%       1.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............      $11,134       $3,702      $2,799        $304
   Ratio of expenses to average net assets ...............        1.90%        1.88%       1.88%       1.95%
   Ratio of net investment income to average net assets ..        3.51%        3.78%       3.52%       3.90%

---------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for money markets 9

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         DELAWARE CASH RESERVE CONSULTANT CLASS
                                                              ---------------------------------------------------------
                                                                                       YEAR ENDED
                                                               3/31/99     3/31/98     3/31/97      3/31/96     3/31/95

Net asset value, beginning of year .......................     $1.000      $1.000       $1.000      $1.000       $1.000

Income from investment operations:
   Net investment income .................................      0.043       0.045        0.043       0.047        0.037
                                                               ------      ------       ------      ------       ------
   Total from investment operations ......................      0.043       0.045        0.043       0.047        0.037
                                                               ------      ------       ------      ------       ------

Less dividends:
   Dividends from net investment income ..................     (0.043)     (0.045)      (0.043)     (0.047)      (0.037)
                                                               ------      ------       ------      ------       ------
   Total dividends .......................................     (0.043)     (0.045)      (0.043)     (0.047)      (0.037)
                                                               ------      ------       ------      ------       ------

Net asset value, end of year .............................     $1.000      $1.000       $1.000      $1.000       $1.000
                                                               ======      ======       ======      ======       ======

Total return .............................................       4.35%       4.62%        4.36%       4.75%        3.75%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .................    $42,732     $40,037      $23,468     $20,344      $18,386
   Ratio of expenses to average net assets ...............       1.15%       1.13%        1.13%       1.20%        1.26%
   Ratio of net investment income to average net assets ..       4.26%       4.53%        4.27%       4.65%        3.66%

                             See accompanying notes

DELAWARE GROUP CASH RESERVE, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
--------------------------------------------------------------------------------
Delaware Group Cash Reserve, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Cash Reserve A Class and the Cash Reserve Consultant Class have no sales charge. The Cash Reserve B Class carries a back-end deferred sales charge and the Cash Reserve C Class carries a level load deferred sales charge. The Fund's objective is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities are valued at amortized cost, which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

CLASS ACCOUNTING - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily at the following rates: 0.50% of the first $500 million of average daily net assets of the Fund, 0.475% on the next $250 million, 0.45% on the next $250 million, 0.425% on the next $250 million, 0.375% on the next $250 million, 0.325% on the next $250 million, 0.30% on the next $250 million and 0.275% on the average daily net assets over $2 billion, less the fees paid to the unaffiliated directors. Effective April 1, 1999, the annual fee will be calculated at the following rates: 0.45% of the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next

10 for money markets

--------------------------------------------------------------------------------
$1.5 billion and 0.30% on the average daily net assets over $2.5 billion. On March 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $151,746.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums. On March 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $49,096.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Classes.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. CAPITAL STOCK
Transactions in capital stock shares were as follows:


                                                      YEAR ENDED          YEAR ENDED
                                                        3/31/99             3/31/98
                                                   --------------       --------------
Shares sold:
   A Class ...................................      1,978,969,758        3,429,116,792
   B Class ...................................        117,999,348           65,522,239
   C Class ...................................        155,854,545           46,237,917
   Consultant Class ..........................        485,552,242          475,319,290

Shares issued upon reinvestment of
  dividends from net investment income:
   A Class ...................................         21,171,773           23,567,546
   B Class ...................................            412,827              227,339
   C Class ...................................            202,957               94,442
   Consultant Class ..........................          1,429,128            1,095,988
                                                   --------------       --------------
                                                    2,761,592,578        4,041,181,553
                                                   --------------       --------------

Shares repurchased:
   A Class ...................................     (1,936,369,808)      (3,523,084,265)
   B Class ...................................       (105,025,829)         (72,215,007)
   C Class ...................................       (148,625,680)         (45,429,174)
   Consultant Class ..........................       (484,286,277)        (459,846,745)
                                                   --------------       --------------
                                                   (2,674,307,594)      (4,100,575,191)
                                                   --------------       --------------
Net increase (decrease) ......................         87,284,984          (59,393,638)
                                                   ==============       ==============


                                                            for money markets 11

DELAWARE GROUP CASH RESERVE, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP CASH RESERVE, INC.

We have audited the accompanying statement of net assets of Delaware Group Cash Reserve, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Cash Reserve, Inc. at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                            /s/ ERNST & YOUNG LLP
                                            ---------------------


Philadelphia, Pennsylvania
May 3, 1999

12 for money markets

PROXY RESULTS
(UNAUDITED)
--------------------------------------------------------------------------------
For the fiscal year ended March 31, 1999, Delaware Cash Reserve shareholders voted on the following proposals at the annual meeting of shareholders on December 31, 1998. The description of each proposal and number of shares voted are as follows:

1.  TO ELECT THE FUND'S BOARD OF DIRECTORS:

                               SHARES    SHARES VOTED
                                VOTED      WITHHELD
                                 FOR      AUTHORITY
   --------------------------------------------------
   Jeffrey J. Nick           340,362,692  40,647,489
   Walter P. Babich          340,665,273  40,344,908
   John H. Durham            341,255,610  39,754,571
   Anthony D. Knerr          340,845,784  40,164,397
   Ann R. Leven              341,205,929  39,804,252
   Thomas F. Madison         341,501,652  39,508,529
   Charles E. Peck           341,324,922  39,685,259
   Wayne A. Stork            341,002,399  40,007,782
   Jan L. Yeomans            341,607,318  39,402,863

2. TO APPROVE THE RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   311,238,385   26,810,433  28,694,375

3. TO APPROVE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUND (PROPOSAL INVOLVES SEPARATE VOTES ON SEVEN SUB-PROPOSALS 3A-3G).

3A. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING CONCENTRATION
    OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   319,384,391    18,384,391  28,520,553

3B. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING MONEY
    AND ISSUING SENIOR SECURITIES.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   317,856,205   20,197,744  28,689,244

3C. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   319,204,576   17,948,575   29,590,043

3D. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN
    REAL ESTATE.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   318,394,565   19,735,462   28,613,166

3E. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN
    COMMODITIES.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   315,932,460   21,452,936  29,357,797

3F. TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING BY THE
    FUND.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                   317,547,772   20,411,089  28,784,332

3G. TO RECLASSIFY ALL CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AS
    NON-FUNDAMENTAL.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                  312,330,833    23,583,685  30,828,675

4. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH DELAWARE MANAGEMENT COMPANY FOR THE FUND.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                  316,978,651    21,637,290  28,127,252

5. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP, AS THE INDEPENDENT AUDITORS FOR THE COMPANY.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                  347,043,221     5,470,311  28,496,648

6. TO APPROVE THE RESTRUCTURING OF THE COMPANY FROM ITS CURRENT FORM OF ORGANIZATION INTO A DELAWARE BUSINESS TRUST.

                     SHARES        SHARES      SHARES
                      VOTED         VOTED       VOTED
                       FOR         AGAINST     ABSTAIN
                  ---------------------------------------
                  321,946,381    17,348,517  27,448,295

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE CASH RESERVE SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Cash Reserve, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS
WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS
DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[Photo of Globes]

directors
& officers
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

WHEN USED WITH PROSPECTIVE INVESTORS, THIS REPORT MUST BE PRECEDED OR

ACCOMPANIED BY A CURRENT PROSPECTUS FOR DELAWARE CASH RESERVE, AND THE DELAWARE

INVESTMENTS PERFORMANCE UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

FOR A PROSPECTUS OF ANY OTHER MUTUAL FUND FROM DELAWARE INVESTMENTS, CONTACT

YOUR FINANCIAL ADVISER OR DELAWARE INVESTMENTS.

[Photo of Globes]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
Representatives Only
1.800.659.2265

www.delawareinvestments.com

MONEY MARKET FUNDS STRIVE TO MAINTAIN A NET ASSET VALUE OF $1 A SHARE. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. YIELDS FLUCTUATE WITH MARKET CONDITIONS. THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1736)
AR-008[3/99]PPL 5/99

DELAWARE(SM)
INVESTMENTS
------------------------
PHILADELPHIA o LONDON